Exhibit 10.3
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

September 11, 2025
The Broad Institute, Inc.
415 Main Street
Cambridge, MA 02142
Attn: Michael Christiano, Chief Business Officer
Re: License Agreement, by and between The Broad Institute, Inc. and Prime Medicine, Inc., dated September 26, 2019
Dear Michael,
This second letter (“Second Letter”) is entered into as of September 11, 2025 (the “Effective Date”) by and between The Broad Institute, Inc., a non-profit corporation organized and existing under the laws of the Commonwealth of Massachusetts and having a principal place of business at 415 Main Street, Cambridge, Massachusetts 02142 (“Broad”) and Prime Medicine, Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 60 First Street, Cambridge, MA 02141 (“Company”). Company and Broad are each referred to herein as a “Party” and together, the “Parties.”
Reference is hereby made to that certain License Agreement, dated as of September 26, 2019, by and between Broad and Company, as previously amended by that certain letter, dated September 27, 2024 by and between the Parties (the “First Letter”; together, the License Agreement and the First Letter, the “Broad-Prime License Agreement”). Reference is also hereby made to that certain Research Collaboration and License Agreement, dated as of September 28, 2024, by and between Company and Bristol-Myers Squibb Company or one of its affiliates (“BMS” and such agreement, the “BMS Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Broad-Prime License Agreement or, if so indicated, in the BMS Agreement.
For good and valuable consideration, the sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:
1. Subject to paragraph 2 of this Second Letter, [***], Broad hereby consents to Company paying (and Company shall pay to Broad) the Development Candidate Milestone Payments (as defined below) as set forth in the following tables within [***] after the achievement of the corresponding Development Candidate Milestone Event (as defined and set forth below in this paragraph 1); provided that if [***], then Company shall pay Broad [***] within [***] of the [***]. In no case shall Company be responsible for paying each Development Candidate Milestone Payment more than once. Payments under this Section 1 shall not be subject to further credit or reduction by operation of the Broad-Prime License Agreement, including Section 1.105.2 therein, or any language therein. As used herein, “Development Candidate Milestone Event” means an event described in the table below under the heading ‘Development Candidate Milestone Event’, and “Development Candidate Milestone Payment” means, for a given Development Candidate Milestone Event, the amount set forth in the table below under the heading ‘Development Candidate Milestone Payment (in Dollars).

Development Candidate Milestone Event	Development Candidate Milestone Payment (in Dollars)
[***]	$[***]
[***]	$[***]
2. Upon the earlier of [***], Company shall [***], but in any event not later than [***] after [***], deliver to Broad [***].
3. Company hereby represents and warrants to Broad as of the Effective Date of this Second Letter and as of the “Effective Date” (as defined in the BMS Agreement) that, the BMS Agreement is the only agreement or instrument between BMS or any of its affiliates or any of its or their sublicensees, on the one hand, and Company or any of its affiliates or any of its or their sublicensees, on the other hand, that grants or agrees to grant BMS or any of its affiliates or any of its or their sublicensees, any license, sublicense, covenant not to sue or assert, or other right, or option to obtain any license, sublicense, covenant not to sue or assert, or other right, to practice any intellectual property rights owned or controlled by Company or any of its Affiliates in connection with the development, manufacture, use, sale or other exploitation of any Licensed Product that is the subject of the BMS Agreement.
4. The Parties acknowledge that any material breach of the Second Letter by Company shall be deemed a material breach of the Broad-Prime License Agreement, and all rights and remedies available to Broad under this Second Letter, the Broad-Prime License Agreement, the BMS Agreement, at law and in equity shall be available to Broad, including for clarity, remedies available under Section 5.4 of the Broad-Prime License Agreement.
5. Except as explicitly set forth in this Second Letter, the Broad-Prime License Agreement remains unchanged, and its terms and conditions and the rights and obligations of each Party thereunder remain in full force and effect, including [***].
6. Except as otherwise set forth herein, this Letter may not be amended, waived or terminated without the written consent of both Broad and Company.
7. Company may not (a) amend, waive, restate or otherwise modify the BMS Agreement in any manner or (b) itself, or permit any of its affiliates to, enter into any agreement or instrument or otherwise execute any transaction with BMS or any of its affiliates, in each case (a) and (b), that adversely affects (i) any consideration payable to Broad in accordance with this Second Letter or the Broad-Prime License Agreement (other than in an immaterial manner), including without limitation the amount of such consideration to be received, or (ii) Broad’s rights under this Second Letter or the Broad-Prime License Agreement, in each case, without the prior written consent of Broad.
8. Company represents and warrants that, as of the Effective Date, it is not entitled to receive any consideration from BMS or any of its affiliates in respect of any activity that Company is permitted or obligated to perform under the Broad-Prime License Agreement, including for the development or commercialization of any Royalty-Bearing Product, other than the consideration set forth in the BMS Agreement. Company further represents, warrants and covenants that the foregoing statement will also be and remain true throughout the Term of the BMS Agreement. To the extent Company or any of its affiliates do receive from BMS or any of its affiliates or its or their sublicensees, pursuant to any agreement or other instrument or transaction entered into prior to, on or after the date hereof, any consideration in respect of the development, manufacture, use, sale or other exploitation of any Licensed Product (as defined in the BMS Agreement) other than the consideration set forth in the BMS Agreement, Company agrees that Broad shall be entitled to (and Company agrees to so pay Broad), in accordance with the applicable provisions of the Broad-Prime License Agreement (without giving effect to any off-set or setoff) by Company and its affiliates, [***].

9. This Second Letter may only be amended, modified, superseded or canceled, and any of the terms hereof may only be waived, by a written instrument that is executed by each Party.
10. This Second Letter may not be assigned except in connection with an assignment of the Broad-Prime License Agreement in accordance with the terms thereof and solely with respect to the rights and obligations herein that relate to the Broad-Prime License Agreement.
11. This Second Letter shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision.
12. This Second Letter may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Letter Agreement made by reliable means (e.g., pdf, photocopy, facsimile) shall be considered an original.
(Signature Page Follows)

Sincerely,

/s/ Allan Reine
Allan Reine
President and Chief Executive Officer
Prime Medicine, Inc.

Acknowledged and Agreed:

/s/ Michael Christiano
Michael P. Christiano
Chief Business Officer
The Broad Institute, Inc.

Broad Legal: _______